UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2023

Evil Empire Designs, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-56212

(Commission File Number)

45-5530035

 (IRS Employer Identification No.)

5313 Corbett St.

Las Vegas, Nevada 89130

(Address of principal executive offices)(Zip Code)

(725) 666-3700

Registrant’s telephone number, including area code

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties. All statements other than statements of historical fact contained in this Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assumes no obligation to update any such forward-looking statements.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Form 8-K. Before you invest in our securities, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Form 8-K could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Form 8-K to conform our statements to actual results or changed expectations.

Item 1.01    Entry into a Material Definitive Agreement.

Share Exchange Agreement and Consulting Services Agreement

On June 25, 2023, Evil Empire Designs, Inc., a Nevada corporation (the “Company”), entered into a Share Exchange Agreement (the “Share Exchange Agreement”), dated June 23, 2023, by and among the Company, Trendmark Industries, Inc., a Wisconsin corporation (“Trendmark”), and the sole holder of common shares of Trendmark. The Share Exchange Agreement is subject to customary closing conditions, and the Company expects closing to occur on or before June 30, 2023.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 10,000,000 shares of common stock in consideration for all the issued and outstanding shares in Trendmark. Timothy McNamer, the Company’s sole officer and director, became the beneficial holder of 10,000,000 common shares, or 51.5%, of the issued and outstanding shares of common stock of the Company.

As a result of the share exchange, Trendmark became a wholly-owned subsidiary of the Company.

Trendmark’s business focuses on the design, production, manufacture, marketing and sales of motorcycles and electric motorcycles and parts for both.  As a result of the Share Exchange Agreement, the Company is, by virtue of acquiring Trendmark, purchasing manufacturing equipment and motorcycle parts inventory held by Trendmark.

In connection with the Share Exchange Agreement, the Company has entered into a Consulting Services Agreement (the “Consulting Services Agreement”) with Timothy McNamer, President and founder of Trendmark, who has decades of experience in the custom and niche motorcycle design, manufacturing, marketing and sales business.

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Under the terms and conditions of the Consulting Services Agreement, Mr. McNamer has agreed to operate Trendmark for a term of three years.  The services Mr. McNamer has agreed to perform for the Company are: (i) performing all services required to operate Trendmark and its business, including but not limited to managing, developing, marketing the business, products and services of Trendmark and Trendmark’s motorcycle, electric cycle and other vehicle business, in at least the same capacity as was in Mr. McNamer’s operation of such business prior to forming Trendmark; (ii) consulting with the Company’s management within Mr. McNamer’s area of expertise from time to time as reasonably requested by management; (iii) exchanging strategic and business development ideas with the Company’s management developing and commercializing the Company’s products and services, especially in the area of motorcycle, electric cycle or other vehicle design, production, manufacturing, marketing and sales; (iv) serving as a member of the Company’s advisory board, if and when the Company’s forms an advisory board; (v) attending motorcycle, electric cycle and other vehicle trade shows and expositions with Evil Empire’s management; and (vi) attending regulatory, finance, scientific or business meetings with Evil Empire’s management, such as meetings with strategic or potential strategic partners and other meetings relevant to the Consultant’s area of expertise.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information disclosed in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.01.

As described in Item 1.01 above, on we completed the acquisition of Trendmark pursuant to the Share Exchange Agreement. The disclosures in Item 1.01 of this Form 8-K regarding the transactions contemplated by the Share Exchange Agreement are incorporated herein by reference in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

On June 25, 2023, the Company entered into a Share Exchange Agreement, dated June 23, 2023, by and among the Company, Trendmark, and the sole holder of common shares of Trendmark.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 10,000,000 shares of common stock to Timothy McNamer in consideration for all the issued and outstanding shares in Trendmark.  As a result of the share exchange, Trendmark is now a wholly-owned subsidiary of the Company.

The Company offered and sold the 10,000,000 shares of common stock in a non-public offering to a sophistical purchaser who had access to registration-type information of the Company in reliance on the exemption from registration provided by Section 4(a)(2), promulgated pursuant to the Securities Act of 1933, as amended.

Item 3.03 Material Modification to Rights of Security Holders.

Series A Preferred Stock and issuance to Sheila Cunningham

On June 28, 2023, the Company designated a class of preferred stock titled, Series A Preferred Stock, with a par value of $0.001 per share, and consisting of one share, which was issued to our Chief Executive Officer and sole director, Sheila Cunningham in consideration for her consent and agreement, in connection with the Share Exchange Agreement, for her majority holding of common stock of the Company to be diluted to less than a majority.  Such consent and agreement was memorialized in a Consent and Agreement of Sheila Cunningham Regarding Series A Preferred Stock, dated June 14, 2023, with the Company, executed on June 25, 2023.  The Series A preferred carries voting rights equal to 110% of the total voting rights of the outstanding common stock and voting power of the Company, and has the right to appoint one director of the Company.

Additionally, the one share of Series A Preferred Stock contains protective provisions, which precludes the Company from taking the certain actions without the approval of the holder of the share of Series A Preferred Stock. More specifically, so long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting as a separate class:

(a)	amend the Articles of Incorporation or, unless approved by the Board of Directors, including by the Series A Director, amend the Company’s Bylaws;

(b)	change or modify the rights, preferences or other terms of the Series A Preferred Stock, or increase or decrease the number of authorized shares of Series A Preferred Stock;

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(c)

reclassify or recapitalize any outstanding equity securities, or, unless approved by the Board of Directors, including by the Series A Director, authorize or issue, or undertake an obligation to authorize or issue, any equity securities or any debt securities convertible into or exercisable for any equity securities (other than the issuance of stock-options or securities under any employee option or benefit plan);

(d)	authorize or effect any transaction constituting a “Deemed Liquidation” under the Articles, or any other merger or consolidation of the Company;

(e)

increase or decrease the size of the Board of Directors as provided in the Bylaws of the Company or remove the Series A Director (unless approved by the Board of Directors, including the Series A Director);

(f)	declare or pay any dividends or make any other distribution with respect to any class or series of capital stock (unless approved by the Board of Directors, including the Series A Director);

(g)

redeem, repurchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any outstanding shares of capital stock (other than the repurchase of shares of Common Stock from employees, consultants or other service providers pursuant to agreements approved by the Board of Directors under which the Company has the option to repurchase such shares at no greater than original cost upon the occurrence of certain events, such as the termination of employment) (unless approved by the Board of Directors, including the Series A Director);

(h)

create or amend any stock option plan of the Company, if any (other than amendments that do not require approval of the stockholders under the terms of the plan or applicable law) or approve any new equity incentive plan;

(i)	replace the President and/or Chief Executive Officer of the Company (unless approved by the Board of Directors, including the Series A Director);

(j)	transfer assets to any subsidiary or other affiliated entity (unless approved by the Board of Directors, including the Series A Director);

(k)

issue, or cause any subsidiary of the Company to issue, any indebtedness or debt security, other than trade accounts payable and/or letters of credit, performance bonds or other similar credit support incurred in the ordinary course of business, or amend, renew, increase or otherwise alter in any material respect the terms of any indebtedness previously approved or required to be approved by the holders of the Series A Preferred Stock (unless approved by the Board of Directors, including the Series A Director);

(l)	modify or change the nature of the Company’s business;

(m)

acquire, or cause a Subsidiary of the Company to acquire, in any transaction or series of related transactions, the stock or any material assets of another person, or enter into any joint venture with any other person (unless approved by the Board of Directors, including the Series A Director); or

(n)

sell, transfer, license, lease or otherwise dispose of, in any transaction or series of related transactions, any material assets of the Company or any Subsidiary outside the ordinary course of business (unless approved by the Board of Directors, including the Series A Director).

Additionally, as long as any shares of Series A Preferred Stock remain outstanding, the holders of a majority of the shares of Series A Preferred Stock represented at a duly called special or annual meeting of such stockholders or by an action by written consent for that purpose shall be entitled to elect a special director to the board of directors.

Risks Related to Our Capital Structure

The structure of our capital stock as contained in our Articles of Incorporation, as amended, has the effect of concentrating voting control with Sheila Cunningham, limiting your ability to influence corporate matters.

Our Series A Preferred Stock entitles its holder to a number of votes that is equal to 110% of the issued and outstanding shares of our common stock, and our common stock, which is the stock we are offering in this initial public offering, has one vote per share. Our co-founder, director and Chief Executive Officer, Sheila Cunningham, owns the sole outstanding share of our Series A Preferred Stock.. Ms. Cunningham will retain greater than 50% of the voting power even if she reduces, potentially significantly, his economic interest in shares of our common stock. Therefore, Ms. Cunningham will control our management and affairs and all matters requiring stockholder approval, including election of directors and significant corporate transactions, such as a merger or other sale of us or our assets, for the foreseeable future. Additionally, each share of Series A Preferred Stock shall automatically convert into one share of common stock upon the first to occur of (a) a transfer of such share of Series A Preferred Stock other than to Ms. Cunningham, (b) the death or incapacity of Ms. Cunningham, or (c) the resignation of Ms. Cunningham as an officer of our company. Each share of Series A Preferred Stock is convertible into one share of common stock, at the election of the holder of the Series A Preferred Stock.

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So long as Ms. Cunningham holds her one share of Series A Preferred Stock, she will have voting control of us. This concentrated control will limit your ability to influence corporate matters for the foreseeable future, and, as a result, the market price of our common stock could be adversely affected.

As a board member, Ms. Cunningham owes a fiduciary duty to our stockholders and must act in good faith in a manner she reasonably believes to be in the best interests of our stockholders. As a stockholder, even a controlling stockholder, Ms. Cunningham is entitled to vote her shares in his own interests, which may not always be in the interests of our stockholders generally.

Sheila Cunningham, our Chief Executive Officer and director, is able to control all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions.

Currently, Ms. Cunningham beneficially owns approximately 23.2% of our outstanding common stock and 100% of our Series A preferred stock, which has voting power equal to 110% of our issued and outstanding shares of common stock. As a result, Ms. Cunningham has substantial voting power in all matters submitted to our stockholders for approval, including, but not limited to:

●	Election of our board of directors;
●	Removal of any of our directors or officers;
●	Amendment of our Certificate of Incorporation or Bylaws;
●	Adoption of measures that could delay or prevent a change in control or impede a merger, takeover or other business combination involving us.

Additionally, the one share of Series A Preferred Stock issued to Ms. Cunningham contains protective provisions, which precludes us from taking certain actions without Ms. Cunningham’s approval. More specifically, so long as any shares of Series A Preferred Stock are outstanding, we are not permitted to take certain actions without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting as a separate class, including for example and without limitation, amending our articles of incorporation, changing or modifying the rights of the Series A Preferred Stock, including increasing or decreasing the number of authorized shares of Series A Preferred Stock, increasing or decreasing the size of the board of directors or removing the director appointed by the holders of our Series A Preferred Stock and declaring or paying any dividend or other distribution. Ms. Cunningham is currently a Series A Director designated in the Certificate of Designation of the Series A Preferred Stock.

The structure of our capital stock, involving Series A Preferred Stock, may adversely affect the trading market for our securities.

Certain stock index providers, such as S&P Dow Jones, Russell 2000, S&P 500, S&P MidCap 400 and S&P SmallCap 600 exclude companies with multiple classes of capital stock from being added to certain stock indices. In addition, several stockholder advisory firms and large institutional investors oppose the use of multiple class structures. As a result, the dual class structure of our capital stock may prevent the inclusion of our common stock in such indices, may cause stockholder advisory firms to publish negative commentary about our corporate governance practices or otherwise seek to cause us to change our capital structure, and may result in large institutional investors not purchasing shares of our common stock. Any exclusion from stock indices could result in a less active trading market for our securities. Any actions or publications by stockholder advisory firms or institutional investors critical of our corporate governance practices or capital structure could also adversely affect the value of our securities.

Item 7.01 Regulation FD Disclosure.

On June 26, 2023, the Company issued a press release that it had entered into the Share Exchange Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, and in Exhibit 99.1, referenced herein is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act or incorporated by reference in any filing under the Securities Act, unless the Company expressly so incorporates such information by reference.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

3.1	Certificate of Designation of Series A Preferred Stock
2.1

Share Exchange Agreement, dated June 23, by and among Evil Empire Designs, Inc., a Nevada corporation, Trendmark Industries, Inc., a Wisconsin corporation (“Trendmark”), and the holders of common stock of Trendmark.

10.1	Consulting Services Agreement, dated June 23, by and between Evil Empire Designs, Inc., a Nevada corporation, and Timothy McNamer.
10.2	Consent and Agreement of Sheila Cunningham Regarding Series A Preferred Stock, dated June 14, 2023.
99.1	Press Release, dated June 23, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evil Empire Designs, Inc.
(Registrant)

Date: June 28, 2023	By:	/s/ Sheila Cunningham
	Name:	Sheila Cunningham
	Title:	President and Chief Executive Officer

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